SECURITIES AND EXCHANGE COMMISSION

                       Washington, D. C. 20549



                              FORM 8-K
                           CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                           July 21, 1999

                        BELLSOUTH CORPORATION
          (Exact name of registrant as specified in its charter)


         Georgia                 1-8607            58-1533433
       (State or other          (Commission      (IRS Employer
       jurisdiction of           File Number)     Identification
       incorporation)                                 No.)


Room 15G03, 1155 Peachtree Street, N. E., Atlanta, Georgia    30309-3610
       (Address of principal executive offices)               (Zip Code)


         Registrant's telephone number, including area code
                          (404) 249-2000

Item 5.  Other Events

Second Quarter 1999 Earnings
---------------------------
On July 21, 1999, BellSouth announced earnings for the second quarter of 1999. See Exhibit 99a for a complete copy of the related press release.


Earnings guidance
---------------------------------

     BellSouth expects EPS growth in the 19%-21% range in 1999, including the change in accounting for software, estimated at $225 - $250 million. This also excludes the impact of the 1Q99 currency devaluation in Brazil. Consolidated total operating revenue growth is targeted in the high-single to low-double digit range, while consolidated total operating expenses are targeted in the mid-to-high single digit range for 1999. These targets include the impact of the change in accounting for software - of which BellSouth has recorded $0.08 year-to-date, putting us about two-thirds of the way towards our expectation of a $0.12 to $0.13 boost in 1999. For 2000, BellSouth expects EPS growth from operations - excluding the impact of the change in accounting for software - in the 13%-15% range.


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       Cautionary Language Concerning Forward-Looking Statements
--------------------------------------------------------------------------

Statements that do not address historical performance are based on our assumptions and estimates and are subject to risks and uncertainties. For these statements, we claim the protection of the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995.

Factors that could affect future operating results and financial position and could cause actual results to differ materially from those expressed in the forward-looking statements are:

* a change in economic conditions in domestic or international markets where we operate or have material investments which would affect demand for our services;
* the intensity of competitive activity and its resulting impact on pricing strategies and new product offerings;
*    further delay in our entry into the interLATA long distance market;
* higher than anticipated start-up costs or significant up-front investments associated with new business initiatives;
*    unanticipated   higher   capital   spending  from  the  deployment  of  new
     technologies;
* unsatisfactory results in regulatory actions including access reform, universal service, terms of interconnection and unbundled network elements and resale rates; and
* failure to satisfactorily identify and complete Year 2000 software and hardware revisions by us and entities with which we do business.

These cautionary statements should not be construed as exhaustive. These and other developments could cause our actual results to differ materially from those forecast or implied in the aforementioned forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which are current only as of the date of this filing. We have no obligation to publicly release the results of any revisions to these forward-looking statements to reflect events or circumstances after the date of this filing.

                              SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




BELLSOUTH CORPORATION


By:  /s/ W. Patrick Shannon
      W. Patrick Shannon
      Vice President and Controller
      July 21, 1999